UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2015

UNILIFE CORPORATION

(Exact name of Registrant as Specified in Charter)

Delaware	001-34540	27-1049354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Cross Farm Lane, York, Pennsylvania	17406
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (717) 384-3400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2015, Unilife Medical Solutions, Inc. (the “Borrower”), a subsidiary of Unilife Corporation (the “Company”), entered into the second amendment (the “Second Amendment to the Credit Agreement”) to that certain credit agreement dated March 12, 2014 (the “Credit Agreement”) with ROS Acquisition Offshore LP (together with its affiliates, successors, transferees and assignees, the “Lender”), an affiliate of OrbiMed Advisors. The Borrower and Lender (together, the “Parties”) previously entered into the first amendment to the Credit Agreement on September 30, 2014 (the “First Amendment to the Credit Agreement”).

The following is a brief summary of the Second Amendment to the Credit Agreement.

Pursuant to and subject to the terms of the Second Amendment to the Credit Agreement, the Parties agreed to remove the $20,000,000 minimum cash receipts covenant for the six months ended June 30, 2015, which had been included as part of the First Amendment to the Credit Agreement.

There were no other adjustments to any of the terms of the Credit Agreement as part of the Second Amendment to the Credit Agreement. Borrower agreed to pay certain out-of-pocket expenses incurred by the Lender in connection with the Second Amendment to the Credit Agreement and all other expenses of the Lender that remain unpaid as of June 30, 2015.

The Second Amendment to the Credit Agreement contains customary representations and warranties in favor of the Lender.

The foregoing description of the Second Amendment to the Credit Agreement is only a summary of certain terms of the Second Amendment to the Credit Agreement. This summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to the Credit Agreement, which will be filed as an exhibit to the Company’s Form 10-K for the fiscal year ending on June 30, 2015. In addition, a description of the Credit Agreement can be found in the Company’s Current Report on Form 8-K filed on March 14, 2014 and the full text of the Credit Agreement was filed as Exhibit 10.1 to the Company’s Form 10-Q/A filed on September 29, 2014. A description of the First Amendment to the Credit Agreement can be found in the Company’s Current Report on Form 8-K filed on October 3, 2014 and the full text of the First Amendment to the Credit Agreement was filed as Exhibit 10.1 to the Company’s Form 10-Q filed on November 12, 2014.

Item 2.02.	Results of Operations and Financial Condition.

On June 30, 2015, the Company issued a press release announcing that it recorded $5.5 million and $14.4 million in unaudited cash receipts for the three and six month periods ended June 30, 2015, respectively.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Unilife Corporation

Date: July 1, 2015	By:	/s/ Alan Shortall
Alan Shortall
Chairman and Chief Executive Officer